UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2024

Date of Report (Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated April 24, 2024

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 24, 2024, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

	Director	For	Against	Abstain

	John A. Bryant	252,588,107	15,388,691	187,849
	Michael J. Cave	265,968,298	1,999,332	197,017
	Daniel W. Fisher	255,697,725	12,260,982	205,940
	Pedro H. Mariani	262,699,191	5,264,895	200,561
	Cathy D. Ross	261,563,404	6,417,611	183,632
	Betty J. Sapp	263,705,762	4,277,418	181,467
	Stuart A. Taylor II	249,252,418	18,720,776	191,453

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2024.

		For	Against	Abstain
		265,719,335	16,096,102	196,918

3.	Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the 2024 Proxy Statement.

	For	Against	Abstain	Broker Non-Votes
	251,108,112	16,623,405	433,130	13,847,708

1Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4
Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Hannah Lim-Johnson
Hannah Lim-Johnson
Title: Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: April 24, 2024